                                 FIRST AMENDMENT TO
                    FIRST AMENDED AND RESTATED WAREHOUSING CREDIT
                               AND SECURITY AGREEMENT


       THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 31st day of December 1999, by and between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

       WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $75,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a Promissory Note in the principal sum of $75,000,000, dated August 9, 1999 (the "Note"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated August 9, 1999, as the same may have been amended or supplemented (the "Agreement");

       WHEREAS, the Company and the Lender have agreed to change the Maturity Date, and the Company has also requested that the Lender waive certain Defaults and amend certain other terms of the Agreement and the Lender has agreed to such waivers and amendment of the Agreement subject to the terms and conditions of this Amendment;

       NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

       2. The effective date ("Effective Date") of this Amendment is October 31, 1999.

              "MATURITY DATE" shall mean the earlier of: (a) the close of business on May 31, 2000, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the Advances become due and payable pursuant to Section 8.2 below.

       3. Section 5 of the Agreement is amended to add the following section immediately after Section 5.17:

              5.18 ASSUMED NAMES. The Company does not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed name(s) set forth on EXHIBIT O attached hereto and made a part hereof. The Company has made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name. The Company's use of assumed name(s) set forth herein does not conflict with any other Person's legal rights to any such name(s), nor otherwise give rise to any liability by the Company to any other Person.

       4. Section 8.1(n) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

              8.1(n) [INTENTIONALLY OMITTED]

       5. The Company is in default under Section 7.9 of the Agreement for the Fiscal Quarter ending October 31, 1999. The liabilities of the Company for the Fiscal Quarter ending July 31, 1999 were $4,280,000 as compared to the liabilities for the next Fiscal Quarter ending October 31, 1999 of $39,810,000, exceeding the 150% growth permitted in Section 7.9 of the Agreement. The Company has requested, and the Lender hereby agrees, to waive its default rights with respect to the failure of the Company to comply with the Liability Growth requirement set forth in Section 7.9 of the Agreement as of October 31, 1999. The foregoing waiver applies only to the specific instances described herein.
It is not a waiver of any subsequent breach of the same provision of the Agreement, or of any breach of any other provisions of the Agreement.

       6. The Company informed the Lender that effective January 15, 2000, Mark L. Korell will no longer be the chairman and chief executive officer of the Guarantor. This is a Default under Section 8.1(n) of the Agreement. The Company has requested, and the Lender hereby agrees, to waive its default rights with respect to the requirement that Mark L. Korell remain as the chairman and chief executive officer of the Guarantor as set forth in Section 8.1(n) of the Agreement. The foregoing waiver applies only to the specific instance described herein. It is not a waiver of any breach of any other provisions of the Agreement.

       7. The Company is in default under Section 8.1(r) of the Agreement for the Fiscal Quarter ending October 31, 1999. The Company's aggregate net loss for the Fiscal Quarter ending October 31, 1999 was $14,571,627, exceeding the Permitted Cumulative Loss of $13,932,000 by $639,627. The Company has requested, and the Lender hereby agrees, to waive its default rights with respect to the failure of the Company to comply with the Guarantor's Maximum Permitted Cumulative Loss requirement set forth in Section 8.1(r) of the Agreement as of October 31, 1999. The foregoing waiver applies only to the specific instances described herein. It is not a waiver of any subsequent breach of the same provision of the Agreement, or of any breach of any other provisions of the Agreement.

       8. Notwithstanding the three preceding paragraphs, the Lender reserves all of the rights, powers and remedies presently available to the Lender under the Agreement, the Note and the Guaranty, including the right to cease making Advances to the Company and the right to accelerate any of the indebtedness owing under the Agreement, if any other Default or Event of Default occurs under the Agreement.

       9. EXHIBIT I-SF to the Agreement is deleted in its entirety and replaced with the new EXHIBIT I-SF attached to this Amendment. All references in this Amendment and the Agreement to EXHIBIT I-SF shall be deemed to refer to the new EXHIBIT I-SF.

       10. EXHIBIT N to the Agreement is deleted in its entirety and replaced with the new EXHIBIT N attached to this Amendment. All references in this Amendment and the Agreement to EXHIBIT N shall be deemed to refer to the new
EXHIBIT I-N.

       11. The Agreement is hereby amended to add EXHIBIT O attached hereto and made a part hereof.

       12. The Company must deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions; and (c) a $350 document production fee.

       13. The Company represents, warrants and agrees that (a) except as stated above, there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

       14. Except as hereby expressly modified, the Agreement is otherwise unchanged and remains in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

       15. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

       IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                          MONUMENT MORTGAGE, INC.,
                                          a California corporation


                                          By:
                                             ----------------------------------

                                          Its:
                                              ---------------------------------


                                          RESIDENTIAL FUNDING CORPORATION,
                                          a Delaware corporation


                                          By:
                                             ----------------------------------

                                          Its:
                                              ---------------------------------


STATE OF _______________    )
                            ) ss
COUNTY OF ______________    )

       On ___________________, 1999, before me, a Notary Public, personally appeared _____________________________________________, the _______________ of
MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

       WITNESS my hand and official seal.


                                          -------------------------------------

                                          Notary Public
  (SEAL)                                  My Commission Expires:
                                                                ---------------

STATE OF _______________    )
                            ) ss
COUNTY OF ______________    )

       On _______________________, 1999, before me, a Notary Public, personally appeared _________________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

       WITNESS my hand and official seal.


                                          -------------------------------------
                                          Notary Public
  (SEAL)                                  My Commission Expires:
                                                                ---------------

                                 CONSENT OF GUARANTOR

       The undersigned, being the Guarantor under the Guaranty dated as of August 9, 1999, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms his obligations under his Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment. The Guarantor hereby reaffirms that his obligations under his Guaranty are separate and distinct from the Company's obligations to Lender, and that his obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

       The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to Lender and conforming to the Guaranty in connection with the foregoing Amendment.

                                          GUARANTOR:

                                          FiNET.COM, INC.,
                                          a Delaware corporation

                                          By:
                                             ----------------------------------

                                          Its:
                                              ---------------------------------

STATE OF _______________    )
                            ) ss
COUNTY OF ______________    )

       On ______________________, 1999, before me, a Notary Public, personally appeared ____________________________________, the _________________________ of
FiNET.COM.INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

       WITNESS my hand and official seal.

                                          -------------------------------------
                                          Notary Public
  (SEAL)                                  My Commission Expires:
                                                                ---------------

                                                                    EXHIBIT I-SF
                                OFFICER'S CERTIFICATE


       Reference is made to that certain First Amended and Restated Warehousing Credit and Security Agreement (Single Family Mortgage Loans) between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of August 9, 1999 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to
Section 6.2(d) of the Agreement.

       The undersigned hereby certifies to the Lender that as of the close of
business on                       , 19      ("Statement Date",) and with respect
to the Company and its Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Company met the covenants set forth in Sections 7.6, 7.7, 7.8, 7.9, 7.10 and 7.11 and the Guarantor satisfied the requirements of Sections 8.1(r), 8.1(s), 8.1(t) and 8.1(u), or if the Company did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Company except as permitted under the terms of the Agreement.

3.     No recourse Servicing Contracts have been acquired by the Company.

4. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Company has incurred no Debt required to be subordinated pursuant to Section 6.10.

5. The Company was in compliance with the applicable HUD, Ginnie Mae or Investor net worth requirements, and in good standing with VA, HUD, Ginnie Mae and each Investor.

6. The representation set forth in Section 5.17 of the Agreement is true and correct as of the date of this Officer's Certificate or, if such representation is not true and correct as of such date, the nature of the problem and the action the

       Company has taken, is taking and proposes to take with respect thereto are described in the statement attached hereto.

7. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Company has taken, is taking and proposes to take with respect thereto.

8. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Company as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as of the Statement Date.

Dated:
      -----------------------------

                                          MONUMENT MORTGAGE, INC.,
                                          a California corporation


                                          By:
                                             ----------------------------------

                                          Its:
                                              ---------------------------------

                    CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name:  MONUMENT MORTGAGE, INC. and its Subsidiaries

Statement Date:____________________________________

All financial calculations set forth herein are as of the Statement Date.

I.     TANGIBLE NET WORTH

       A.     Tangible Net Worth of the Company is:

              Excess of total assets over total liabilities:           $________
              Plus:   Subordinated Debt not due within one year
                      of the Statement Date (or any portion thereof):  $________
              Minus:  Advances to owners, officers,
                      employees or Affiliates:                         $________
              Minus:  Investments in Affiliates:                       $________
              Minus:  Assets pledged to secure liabilities
                      not included in Debt:                            $________
              Minus:  Intangible assets:                               $________
              Minus:  Any other HUD nonacceptable assets:              $________
              Minus:  Other assets unacceptable to the
                      Lender:                                          $________

       TANGIBLE NET WORTH                                      $________________

       B.     Requirements of Section 7.8 of the Agreement:

              MINIMUM TANGIBLE NET WORTH OF $10,000,000.

       C.     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

II.    DEBT OF THE COMPANY

       Total liabilities                                               $________
              Minus:  Debt arising under Hedging Arrangements
                      (to the extent of offsetting assets)             $________
              Minus:  Subordinated Debt not due within one year
                      of the Statement Date (or any portion
                      thereof):                                        $________
              Minus:  Deferred taxes arising from capitalized
                      excess servicing fees and
                      capitalized servicing rights:                    $________

       DEBT                                                    $________________

III.   RATIO OF DEBT TO TANGIBLE NET WORTH

       A.     The ratio of Debt to Tangible Net Worth (II to I.A.) is:
                                                                   ________ to 1

       B.     Requirements of Section 7.7 of the Agreement:

              The ratio of Debt to Tangible Net Worth shall not exceed 10 to 1.

       C.     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

IV.    DIVIDENDS

       A.     The dividends declared or paid by the Company with respect to the
              current fiscal year was:    $________

       B.     Net Income of the Company with respect to the current fiscal year
              was:   $________

       C.     Requirements of Section 7.10 of the Agreement:

              No dividends shall be declared or paid in excess of 25% of the Company's net income.

       D.     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

V.     CURRENT RATIO

       A.     Current assets of the Company was: $________

       B.     Current liabilities of the Company was:                  $________

       C.     Ratio of current assets to current liabilities
              was:                                                  _____ to 1.0

       D.     Requirements of Section 7.6 of the Agreement:

              The current ratio shall not be less than 1.01 to 1.00.

       E.     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

VI.    LIABILITY GROWTH

       A.     Liabilities at end of most recent Fiscal
              Quarter was:                                             $________

       B.     Liabilities at the end of prior Fiscal
              Quarter was:                                             $________

       C.     Requirements of Section 7.9 of the Agreement:

              Liabilities at the end of the most recent Fiscal Quarter shall not exceed 150% of liabilities at the end of the prior Fiscal Quarter.

       D.     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

VII.   TRANSACTIONS WITH AFFILIATES

       A.     Loans, advances, and extensions of credit made by the Company to
              its Affiliates total:                                    $________

       B.     Capital contributions made by the Company to its Affiliates total:
                                                                       $________

       C.     Management fees paid to Affiliates during the current fiscal year
              total:                                                   $________

       D.     Transfers, sales, pledges, assignments or other dispositions of
              assets made by the Company to its Affiliates total:      $________

       E.     Requirements of Section 7.11 of the Agreement:

              1. Loans, advances, extensions of credit or capital contributions shall not exceed $1,000,000.

              COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

              2. No transfers, sales, pledges assignments or other dispositions of assets by the Company to Affiliates.

              COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

              3. No merger, consolidation, purchase or acquisition of assets by the Company to Affiliates.

              COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

              4. Management fees paid by the Company to Affiliates shall not exceed $1,000,000 per month.

              COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

VIII.  GUARANTOR'S NET LOSS

       A.     Guarantor's net loss through the end of the most recently
              completed Fiscal Quarter was:                            $________

       B.     Guarantor's Permitted Cumulative Loss was:               $________

       C.     Requirements of Section 8.1(r) of the Agreement:

              Guarantor's Net Loss shall not exceed the Permitted Cumulative
              Loss.

       D.     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

IX.    GUARANTOR'S TANGIBLE NET WORTH

       A.     Tangible Net Worth of the Guarantor is:

              Excess of total assets over total liabilities:           $________
              Plus:   Subordinated Debt not due within one year
                      of the Statement Date (or any portion
                      thereof):                                        $________
              Minus:  Advances to owners, officers,
                      employees or Affiliates:                         $________
              Minus:  Investments in Affiliates:                       $________
              Minus:  Assets pledged to secure liabilities
                      not included in Debt:                            $________
              Minus:  Intangible assets:                               $________
              Minus:  Any other HUD nonacceptable assets:              $________
              Minus:  Other assets unacceptable to the
                      Lender:                                          $________

              TANGIBLE NET WORTH                               $________________

       B.     Requirements of Section 8.1(t) of the Agreement:

              THE TANGIBLE NET WORTH OF THE GUARANTOR IS AT ANY TIME LESS THAN $13,000,000 PLUS 75% OF THE NET PROCEEDS OF ANY SHARES OF STOCK OF THE GUARANTOR SOLD ON OR AFTER THE CLOSING DATE.

       C.     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

X.     DEBT OF THE GUARANTOR

       Total liabilities                                               $________
              Minus:  Debt arising under Hedging Arrangements
                      (to the extent of offsetting assets)             $________
              Minus:  Subordinated Debt not due within one year
                      of the Statement Date (or any portion
                      thereof):                                        $________
              Minus:  Deferred taxes arising from capitalized
                      excess servicing fees and
                      capitalized servicing rights:                    $________

       DEBT                                                    $________________


XI.    RATIO OF DEBT TO TANGIBLE NET WORTH OF GUARANTOR

       A.     The ratio of Debt to Tangible Net Worth (X. to IX.A) is:
                                                                   ________ to 1

       B.     Requirements of Section 8.1(s) of the Agreement:

              THE RATIO OF DEBT TO TANGIBLE NET WORTH OF GUARANTOR SHALL NOT EXCEED 10 TO 1.

       C0     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____


XII    LIABILITY GROWTH OF GUARANTOR

       A0     Liabilities of Guarantor at end of most recent Fiscal
              Quarter was:                                             $________

       B0     Liabilities of Guarantor at the end of prior Fiscal
              Quarter was:                                             $________

       C0     Requirements of Section 8.1(u) of the Agreement:

              Liabilities of Guarantor at the end of the most recent Fiscal Quarter shall not exceed 150% of liabilities at the end of the prior Fiscal Quarter.

       D0     COVENANT SATISFIED:____     COVENANT NOT SATISFIED:____

                                                                      EXHIBIT N


                               FISCAL YEAR 2000 LOSSES

                                                                  Permitted
Fiscal Quarter Ending              Anticipated Loss            Cumulative  Loss
---------------------              ----------------            ----------------

December 31, 1999                  $22,342,000                 $27,927,500
March 31, 2000                     $ 6,338,000                 $ 8,873,200
June 30, 2000                      $11,574,000                 $16,203,000

                                                                      EXHIBIT O


                                    ASSUMED NAMES
                               (if none, state "none")




Monument Mortgage, Inc. dba FiNet.com
Monument Mortgage, Inc. dba Interloan.com
Monument Mortgage, Inc. dba Finet Direct